                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No.__)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Checkthe appropriate box:

[ ]      Preliminary Proxy Statement
[ ]     Confidential, for use of the Commission Only (as permitted by Rule
        14a-6(e)(2)
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Under Rule 14a-12

                                 MK GOLD COMPANY
                       -----------------------------------
                (Name of Registrant as Specified In Its Charter)


                       -----------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         1)  Title of each class of securities to which transaction applies:

         -----------------------------
         2)  Aggregate number of securities to which transaction applies:

         -----------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         -----------------------------

         4)  Proposed maximum aggregate value of transaction:

         -----------------------------

         5)  Total fee paid:

         -----------------------------

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

         -----------------------------
         2)  Form, Schedule or Registration Statement No.:

         -----------------------------
         3)  Filing Party:

         -----------------------------
         4)  Date Filed:

         -----------------------------

                                 MK GOLD COMPANY
                         60 E. South Temple, Suite 2100
                           Salt Lake City, Utah 84111

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 23, 2002

                              --------------------


To the Stockholders of MK Gold Company:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of MK Gold Company (the "Company") to be held at the Wyndham Hotel, 215 W. South Temple, Salt Lake City, Utah, on Thursday, May 23, 2002, at 11:30 a.m., for the following purposes:

         1.       To elect two directors of the Company.

         2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants to audit the consolidated financial statements of the Company and its subsidiaries for the year ending December 31, 2002.

         3. To consider a proposal to amend the Certificate of Incorporation of the Company to increase the authorized shares of common stock of the Company from 80 million to 380 million.

         4. To transact such other business as may properly come before the Meeting.

         Stockholders of record at the close of business on April 29, 2002 are entitled to notice of and to vote at the Meeting and at any and all adjournments of the Meeting. If you are unable to attend the Meeting in person, you are urged to sign, date and return the enclosed proxy as it is necessary that holders of a majority of the outstanding shares be present, in person or by proxy, in order to obtain a quorum for the Meeting. The proxy may be returned in the accompanying, self-addressed envelope, which requires no postage if mailed in the United States.

Dated: May 2, 2002                         BY ORDER OF THE BOARD OF DIRECTORS
                                           JOHN C. FARMER
                                           CHIEF FINANCIAL OFFICER AND SECRETARY

                                 MK GOLD COMPANY
                         60 E. South Temple, Suite 2100
                           Salt Lake City, Utah 84111

                              --------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 23, 2002

                              --------------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to the stockholders of MK Gold Company, a Delaware corporation ("MK Gold" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on May 23, 2002 and at any adjournments thereof.

         At the Meeting, stockholders will be asked:

         (1)      To elect two directors.

         (2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants to audit the consolidated financial statements of the Company and its subsidiaries for the year ending December 31, 2002.

         (3) To consider a proposal to amend the Certificate of Incorporation of the Company to increase the authorized shares of common stock of the Company from 80 million to 380 million.

         (4) To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

         The Board of Directors has fixed the close of business on April 29, 2002 as the record date (the "Record Date") for the determination of the holders of common stock, par value $.01 per share ("Common Stock"), entitled to notice of and to vote at the Meeting. Each such stockholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing. At the close of business on April 29, 2002, there were 37,395,649 shares of Common Stock entitled to vote.

         This Proxy Statement and the accompanying form of proxy are first being sent to holders of the Common Stock on or about May 2, 2002.

                                   THE MEETING

DATE, TIME AND PLACE

         The Meeting will be held on May 23, 2002, at 11:30 a.m., local time, at the Wyndham Hotel, 215 W. South Temple, Salt Lake City, Utah.

MATTERS TO BE CONSIDERED

         At the Meeting, stockholders will be asked to consider, and to vote with respect to, the election of two directors, the ratification of the selection of independent accountants, and the proposal to amend the Certificate of Incorporation of the Company to increase the authorized shares of common stock of the Company from 80 million to 380 million. See "ELECTION OF DIRECTORS," "RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS" and "PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION." The Board of Directors knows of no matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

         Stockholders as of the close of business on the Record Date (i.e., April 29, 2002) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 37,395,649 shares of Common Stock outstanding and entitled to be voted. Each share of Common Stock entitles its holder to one vote.

VOTING PROCEDURES

         QUORUM. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding at the close of business on the Record Date will constitute a quorum.

         ELECTION OF DIRECTORS. Under the Delaware General Corporation Law, for each share of Common Stock held, each stockholder is entitled to cast one vote for each of the two directorships to be filled. The two nominees for director receiving the highest number of votes cast will be elected whether or not any one of them receives the vote of a majority of the shares represented and entitled to vote at the Meeting.

         RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS. The ratification of the selection of PricewaterhouseCoopers LLP as independent accountants is being submitted to the stockholders because the Board of Directors believes that such action follows sound corporate practice and is in the best interests of the stockholders. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP by the affirmative vote of a majority of the shares of Common Stock represented and entitled to vote at the Meeting, the Board of Directors will reconsider this selection. If the stockholders ratify the selection, the Board, in its discretion, may nevertheless direct the appointment of new independent accountants at any time if the Board believes that such a change would be in the interests of the Company and the stockholders.

         APPROVAL OF PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION. Under the Delaware General Corporation Law, approval of the proposal to amend the Certificate of Incorporation will require the affirmative vote of a majority of the shares of Common Stock entitled to vote.

         ABSTENTIONS AND BROKER NON-VOTES. Abstentions are counted for purposes of determining the number of shares represented and entitled to vote at the Meeting. However, abstentions are not counted in determining the number of shares voting FOR an item of business and, therefore, have the same effect as a vote AGAINST an item of business. Broker non-votes are counted for purposes of determining the number of shares represented and entitled to vote at the Meeting; however, the shares represented thereby are not voted and do not represent a vote either FOR or AGAINST an item of business.

         PRINCIPAL STOCKHOLDER. The Company has been advised by its principal stockholder, Leucadia National Corporation, that it intends to vote its 27,212,735 shares of Common Stock, representing approximately 72.8% of the Company's outstanding shares of Common Stock, FOR the election of the two persons nominated by the Board of Directors to serve as directors, FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for 2002 and FOR the proposal to amend the Certificate of Incorporation. Accordingly, election of the two persons nominated by the Board of Directors to serve as directors, ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for 2002 and approval of the proposal to amend the Certificate of Incorporation are assured.

VOTING AND REVOCATION OF PROXIES

         Stockholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted FOR election of each nominee for director named herein, FOR ratification of the selection of independent accountants and FOR the proposal to amend the Certificate of Incorporation.

         Any proxy signed and returned by a stockholder may be revoked at any time before it is voted by filing with the Secretary of the Company, at the address of the Company set forth herein, written notice of such revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

PROXY SOLICITATION

         The Company will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies from stockholders by telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of shares of Common Stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.

INDEPENDENT ACCOUNTANTS

         The Company has been advised that representatives of PricewaterhouseCoopers LLP, the Company's independent accountants for 2001, will attend the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                              ELECTION OF DIRECTORS

         The Board of Directors of the Company is divided into three classes, Class I, Class II and Class III, with each class as nearly equal in number as possible. The Board of Directors has fixed the number of Directors of the Company at eight, three of whom are members of Class I, three of whom are members of Class II, and two of whom are members of Class III. There is currently one vacancy in Class II. Each class serves three years, with terms of office of the respective classes expiring in successive years. The two current Class III directors, whose terms expire in 2002, are being proposed for election for new three-year terms (expiring in 2005) at the Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE TWO NOMINEES NAMED BELOW.

         Certain information regarding the nominees for director and directors continuing in office is set forth below. The following information is as of April 29, 2002.

         CLASS III - NOMINEES FOR ELECTION TO SERVE UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS:

         THOMAS E. MARA, 56, was elected to the Board on February 10, 2000. Mr. Mara has served as Executive Vice President of Leucadia National Corporation since 1980 and as Treasurer since 1993. He also serves as a Director for Allcity Insurance Company.

         JAMES P. MISCOLL, 67, was elected to the Board in 1993. Mr. Miscoll served as Vice Chairman of Bank of America from 1985 to 1992, when he retired from that position. Mr. Miscoll also serves as a Director for American International Group, Inc. (senior advisor), WABTEC Corporation (Pittsburgh), 21st Century Industries, East West Bank and Chela Financial. Mr. Miscoll serves as Chairman of the Audit Committee and serves on the Compensation Committee of the Board of Directors.

         CLASS II - DIRECTORS WHOSE TERMS CONTINUE UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS:

         H. E. SCRUGGS, 44, was elected to the Board in March 2001. Mr. Scruggs has served as Chairman of the Board of Directors of American Investment Bank, N.A. since 1997 and is currently the Chief Executive Officer. He has served as President, Chief Executive Officer and a Director of Empire Insurance Company since March 2000. Mr. Scruggs served as a Vice President of Leucadia National Corporation from March 2000 through December 2001, Chairman and Chief Executive Officer of Leucadia Film Corporation from June 1995 to February 1997, was on the faculty of the Department of Political Science at Brigham Young University from 1991 to 1995 and Chief of Staff to the Governor of Utah from 1985 to 1991. Mr. Scruggs is a member of the Utah Bar.

         ROBERT S. SHRIVER, 48, was elected to the Board in 1993. Mr. Shriver is President of RSS, Inc. A television, film and record producer, he is a Director and Co-founder of the DATA Foundation, a Director of the Crossroads at Antigua Foundation, and a Commissioner of the California State Parks System. Mr. Shriver serves on the Compensation and Audit Committees of the Board of Directors.

              CLASS I - DIRECTORS WHOSE TERMS CONTINUE UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS:

         IAN M. CUMMING, 61, was elected to the Board in June 1995. Mr. Cumming has served as a Director and Chairman of the Board of Directors of Leucadia National Corporation since 1978. He also serves as Chairman of the Board of The FINOVA Group Inc. and as a Director of Skywest, Inc., Allcity Insurance Company, HomeFed Corporation and Carmike Cinemas, Inc. Mr. Cumming serves on the Executive and Audit Committees of the Board of Directors.

         JOSEPH S. STEINBERG, 58, was elected to the Board in June 1995. Mr. Steinberg has served as a Director of Leucadia National Corporation since 1978 and as President since 1979. He also serves as Chairman of the Boards of Allcity Insurance Company and HomeFed Corporation, and as a Director of The FINOVA Group Inc., White Mountains Insurance Group, Ltd. and Jordan Industries, Inc.

         G. FRANK JOKLIK, 73, was elected to the Board in June 1995, and became Chairman of the Board of Directors of the Company on June 30, 1998. Mr. Joklik served as President and Chief Executive Officer of the Company from November 1, 1995 through June 30, 1998. Concurrent with his appointment as Chairman of the Board, Mr. Joklik took a leave of absence from his position as President and Chief Executive Officer of the Company in order to fulfill his responsibilities to the Salt Lake Organizing Committee for the 2002 Olympic Winter Games. Mr. Joklik returned from the leave of absence to his position as Chief Executive Officer during the second quarter of 1999. Prior to joining the Company, Mr. Joklik was the President and Chief Executive Officer of Kennecott Corporation from 1980 to June 1993, when he retired from Kennecott. He currently serves on the Executive Committee of the Board of Directors.

         If it is determined prior to the Meeting that any nominee will be unable to serve as a Director, the proxy holders reserve the right to substitute a nominee and vote for another person of their choice in the place and stead of any nominee unable so to serve, unless the Board of Directors reduces the size of the membership of the Board of Directors prior to the Meeting to eliminate the position of any such nominee.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS,
                   BOARD COMMITTEES AND DIRECTOR COMPENSATION

BOARD COMMITTEES AND MEETINGS

         The current committees of the Company's Board of Directors include an Executive Committee, a Compensation Committee and an Audit Committee. These committees are further described below.

         EXECUTIVE COMMITTEE. The Executive Committee is responsible for overseeing the management of the business and affairs of the Company and has such additional authority as may be granted to it from time to time by the Board of Directors. The Executive Committee meets at such times as may be deemed necessary by the Board of Directors or the Committee. The current members of the Executive Committee are Ian M. Cumming and G. Frank Joklik. There is one vacancy on the Executive Committee. No meetings of the Executive Committee were held during 2001.

         COMPENSATION COMMITTEE. The Compensation Committee reviews and adjusts the salaries of the principal officers and key executives of the Company. The Compensation Committee also administers the Company's benefit plans. The Compensation Committee meets at such times as may be deemed necessary by the Board of Directors or the Committee. The current members of the Compensation Committee are James P. Miscoll and Robert S. Shriver. There is one vacancy on the Compensation Committee. The Compensation Committee took action on two occasions during 2001.

         AUDIT COMMITTEE. The primary function of the Audit Committee is to facilitate communications among outside auditors and the Board of Directors. The Audit Committee also reviews financial statements, internal controls, and procedures and the scope and results of audits. The Audit Committee meets at such times as may be deemed necessary by the Board of Directors or the Committee. The current members of the Audit Committee are James P. Miscoll (Chairman), Ian M. Cumming and Robert S. Shriver. There is one vacancy on the Audit Committee. The Audit Committee held one meeting during 2001.

         The Board of Directors held a total of two meetings during 2001. During 2001, each incumbent director attended 75% or more of the total number of meetings of the Board and the committees of the Board on which he served that were held during the periods he served, except that during such period Messrs. Shriver and Steinberg attended one of the two meetings of the Board of Directors.

DIRECTOR COMPENSATION

         CASH COMPENSATION. Directors who are not employees of the Company receive a fee of $7,500 per year, plus $500 for each Board meeting attended, and $250 for each standing committee meeting attended. Non-Employee Directors are also reimbursed by the Company for reasonable and necessary expenses incurred in connection with their services as Directors of the Company. The Company does not have any consulting agreements with its Directors and no Director received compensation for consulting services during 2001.

         STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS. The Company has a Stock Option Plan for Non-Employee Directors, the purpose of which is to encourage the highest level of performance from those members of the Board of Directors who are not employees of the Company by providing such non-employee Directors with a proprietary interest in the financial success of the Company. Under the plan, the Company may grant non-employee Directors discounted options to purchase 30,000 shares of Common Stock.

         The purchase price per share for shares covered by each option award under the Stock Option Plan for Non-Employee Directors is equal to 50% of the fair market value per share of Common Stock on the date of grant. Options granted under the plan are non-transferable and non-assignable by the participant other than by will or by the laws of descent and distribution. The options granted under the plan vest over a three-year period in annual increments of one-third on each anniversary of the date of grant for participants who continue to serve on the Board of Directors. If a participant ceases to be a member of the Board of Directors for any reason except termination for cause, all vested options then held are exercisable for a period of three years and all unvested options terminate 30 days after the participant ceases to be a member of the Board of Directors. If a participant is terminated for cause, all vested options are exercisable for a period of 30 days and all unvested options automatically terminate.

         Options for 15,000 shares were granted to each of Messrs. Shriver and Miscoll on December 17, 1993 at an exercise price of $3.09375 per share, all of which have vested in accordance with their terms. In addition, options for 15,000 shares were granted to Mr. Miscoll on July 14, 1994, at an exercise price of $2.71880 per share, all of which have vested in accordance with their terms.

         Upon their election to the Board of Directors in June 1995, each of Messrs. Cumming and Steinberg were granted an option under the Stock Option Plan for Non-Employee Directors to purchase 30,000 shares of Common Stock. Upon his election to the Board of Directors in February 2000, Mr. Mara was granted options under the Stock Option Plan for Non-Employee Directors to purchase 30,000 shares of Common Stock. Effective August 14, 2000, Messrs. Cumming, Mara and Steinberg entered into Stock Option Termination Agreements with the Company, pursuant to which their options were terminated. Upon his election to the Board of Directors in March 2001, Mr. Scruggs was not granted any options under the Stock Option Plan for Non-Employee Directors.

         Certain options held by former directors of the Company remain outstanding, including options for 30,000 shares of Common Stock at an exercise price of $3.09375 and options for 15,000 shares of Common Stock at an exercise price of $2.71880, all of which have vested in accordance with their terms. Unless exercised, options for 15,000 shares at an exercise price of $3.09375 will expire on December 17, 2003, and the remaining options will expire on August 30, 2002.

                      EXECUTIVE OFFICERS OF THE REGISTRANT

         Following is a schedule of names and certain information regarding all of the executive officers of the Company, as of April 29, 2002:



                  NAME                      AGE      POSITION

                  G. Frank Joklik           73       Chairman of the Board and Chief Executive Officer

                  Donald L. Babinchak       66       President

                  John C. Farmer            52       Chief Financial Officer and Secretary

                  Larry L. Lackey           66       Director of Exploration

                  Thomas G. White           58       Manager of Operations

         G. Frank Joklik became Chairman of the Board of Directors of the Company on June 30, 1998, and has been a director since June 6, 1995. Mr. Joklik served as President and Chief Executive Officer of the Company from November 1, 1995 through June 30, 1998. Concurrent with his appointment as Chairman of the Board, Mr. Joklik took a leave of absence from his position as President and Chief Executive Officer of the Company in order to fulfill his responsibilities to the Salt Lake Organizing Committee for the 2002 Olympic Winter Games. Mr. Joklik returned from the leave of absence to his position as Chief Executive Officer during the second quarter of 1999. Prior to joining the Company, Mr. Joklik was the President and Chief Executive Officer of Kennecott Corporation.

         Donald L. Babinchak has served as President of the Company since June 30, 1998. Mr. Babinchak has also served as the Director of Human Resources of the Company since March 25, 1996. Mr. Babinchak was formerly Vice President of Human Resources and Administration of Kennecott Corporation. Mr. Babinchak changed from full-time to part-time employment in November 2001.

         John C. Farmer was appointed Chief Financial Officer of the Company on June 30, 1998. Mr. Farmer has also served as the Company's Controller, Treasurer and Secretary since April 25, 1996. Mr. Farmer was formerly the Chief Financial Officer of Dyno Nobel Inc.

         Larry L. Lackey has been Director of Exploration for MK Gold since October 1, 1999. Mr. Lackey has also served as the Company's Chief Geologist since August 23, 1995. He was formerly Regional Vice President-Central America and the Caribbean for Independence Mining Company, Inc. Mr. Lackey changed from full-time to part-time employment in November 2001.

         Thomas G. White has been the Manager of Operations and Vice President for MK Gold since October 8, 1993. Prior to joining MK Gold, Mr. White served as a Mining Executive for the gold operations of Homestake Mining Co., located in San Francisco, California.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain summary information concerning compensation paid by the Company and its subsidiaries to the Chief Executive Officer, the President, and the Manager of Operations and Vice President of the Company (collectively, the "Named Executive Officers") for the years ended December 31, 2001, 2000 and 1999. No other executive officer of the Company received a total annual salary and bonus in excess of $100,000 during these periods.



                           SUMMARY COMPENSATION TABLE

---------------------------- ------------------- ------------------- -------------------- -------------------
                                                                         SECURITIES              ALL
                                                       SALARY            UNDERLYING             OTHER
NAME AND PRINCIPAL POSITION(S)      YEAR                ($)                OPTIONS           COMPENSATION
                                                                            (#)                 ($)
---------------------------- ------------------- ------------------- -------------------- -------------------

G. Frank Joklik                     2001                 150,000                   -              5,143 (a)
Chief Executive Officer             2000                 150,000                   -              5,119
                                    1999                  73,269                   -             18,846


Donald L. Babinchak                 2001                 123,719                   -             4,363 (b)
President                           2000                 130,000                                 5,424
                                    1999                 140,231                                 5,395


Thomas G. White                     2001                 128,000                   -             3,974 (c)
Manager of Operations and           2000                 128,000                   -             3,974
Vice President                      1999                 128,000                                 5,051

----------------------

(a) Consists of 401(k) matching contributions of $3,907 and life insurance premiums of $1,236.

(b) Consists of 401(k) matching contributions of $3,144 and life insurance premiums of $1,219.

(c) Consists of 401(k) matching contributions of $3,200 and life insurance premiums of $774.

STOCK OPTIONS

         No options to purchase Common Stock were granted to the Named Executive Officers during 2001. The Company has never granted any freestanding stock appreciation rights. None of the Named Executive Officers exercised any options during 2001.

         The following table provides information as to options exercised by each of the Named Executive Officers during 2001, and the value of options held by such Executives at December 31, 2001 measured in terms of the average sale price reported for Common Stock on December 31, 2001 ($0.51, as reported on the OTC Bulletin Board).



                       AGGREGATE OPTION EXERCISES IN 2001
                         AND OPTION VALUES AT 12/31/2001

--------------------------- -------------- ------------ ------------------------------- ------------------------------
                               SHARES                        NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                              ACQUIRED                      UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                                 ON           VALUE      OPTIONS AT DECEMBER 31, 2001         DECEMBER 31, 2001
                              EXERCISE      REALIZED                 (#)                             ($)
NAME                             (#)           ($)        EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
--------------------------- -------------- ------------ ------------------------------- ------------------------------

G. Frank Joklik                    -            -                 900,000/0                           -
Donald L. Babinchak                -            -                 250,000/0                           -
Thomas G. White                    -            -                 125,000/0                           -


EMPLOYMENT AGREEMENTS

         The Company has entered into an employment agreement with Thomas G. White that provides for Mr. White's employment as Vice President, Operations on a year-to-year basis at a salary consistent with the compensation policies of the Compensation Committee. Under this agreement, Mr. White is entitled to participate in all perquisites and health and welfare benefits available to the Company's other executives and in the Company's long-term incentive plan and executive incentive plan. If there is a change of control as defined in the agreement, Mr. White will be entitled to be employed for two years after the change in control. If Mr. White is terminated during the two-year period, the Company will be required to immediately pay Mr. White his base compensation for such period and to immediately vest and pay out any unvested stock options and restricted stock awards held by Mr. White.

EMPLOYEE INCENTIVE COMPENSATION AND SAVINGS PLANS

         EXECUTIVE INCENTIVE PLAN. The Company has an Executive Incentive Plan whereby key officers and employees of the Company may earn bonuses. Participants in the Executive Incentive Plan are selected by the Compensation Committee based on their level of responsibility, salary, and past and prospective contributions to the business and growth of the Company. Bonus payments are determined by MK Gold's Compensation Committee.

         Under the Executive Incentive Plan, cash awards may be made to individuals from an award fund established annually by the Company. The amount of the award fund will be based on criteria established by the Compensation Committee. The criteria may be described in terms of Company-wide objectives, such as net income, return on capital and cash flow, or such other or similar objectives which are related to performance. The amount of the award fund for any year may not in any event exceed 9.55% of the Company's net profit after taxes for such year. Each participant potentially may receive an award from the award fund up to a specified percentage of the participant's base salary, which percentage generally ranges from 20% to 50% depending on the participant's base salary and the participant's organizational duties. The Compensation Committee may modify individual awards but in no event may the Compensation Committee increase by more than 50% the award otherwise payable. Awards are subject to forfeiture if a participant's employment terminates prior to receipt of the award unless termination is due to retirement, death, permanent disability or, after a change in control of the Company, termination is by the Company for Cause (as defined in the plan) or is by the participant without Good Reason (as defined in the plan). No awards were made under the Executive Incentive Plan for the year ended December 31, 2001.

         LONG-TERM INCENTIVE PLAN. The Company has a Long-Term Incentive Plan whereby officers and employees of the Company may earn bonuses. Under the Long-Term Incentive Plan, cash awards may be made dependent on a comparison of the Company at the end of an initial 3-year period (ended December 31, 1996) and each rolling 3-year period thereafter against total shareholder return for other companies in the same industry. In the event of a change in control of the Company (as defined in the plan), each active participant would be entitled to receive a pro rata portion of the benefit payable under the plan for any pending performance period (based on 30-day average closing prices as of the month immediately preceding the month in which the change in control occurs) as soon as practicable following such change in control. No awards have been made under this Plan.

         STOCK INCENTIVE PLAN. The Company has a Stock Incentive Plan, pursuant to which awards of stock options, stock appreciation rights and restricted stock may be made to officers and key employees. The Stock Incentive Plan is administered by the Compensation Committee, no voting member of which may be an employee of the Company or be eligible to receive awards under the Stock Incentive Plan. A maximum of 2,500,000 shares of Common Stock are authorized to be issued pursuant to the Stock Incentive Plan. As of April 29, 2002, awards covering 2,161,766 shares of Common Stock were outstanding under the Stock Incentive Plan and 332,034 shares were available for awards under the Stock Incentive Plan. Under the Stock Incentive Plan, awards are not considered to have been made with respect to options or stock appreciation rights that terminate without being exercised.

         Awards of restricted stock are subject to vesting requirements, and shares of restricted stock generally are not permitted to be sold, pledged, or otherwise disposed of during the period in which the restrictions exist. Shares of restricted stock otherwise carry full voting and dividend rights from the date of the award. Options awarded pursuant to the Stock Incentive Plan are subject to vesting requirements. Generally, the exercise price of all options granted under the Stock Incentive Plan is equal to the fair market value at the date of grant.

         Generally, options awarded under the Stock Incentive Plan have a term of 10 years, subject to acceleration in the event of a change in the control of the Company and in certain other events, including retirement after age 65, death, and disability. Pursuant to the Stock Incentive Plan, the Compensation Committee will review from time to time and may revise any of the foregoing vesting or other requirements as they apply to eligible participants.

         SAVINGS PLAN. The Company has adopted a tax-qualified retirement plan ("Savings Plan") with a salary deferral feature within the meaning of Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). Employees of the Company and of certain affiliates are eligible to participate in the Savings Plan, provided, among other things, that they are at least 21 years of age and U.S. citizens or lawfully admitted residents.

         Pursuant to the salary deferral feature of the Savings Plan, each participant may elect to reduce his or her compensation by between 1% and 15%, but not more than $11,000 (for 2002) per year, adjusted for changes in the cost of living and subject to non-discrimination limits under the Code. The Company will contribute these compensation deferrals to the Savings Plan. The Company has also agreed to match 50% of the first 5% of eligible employee compensation deferrals to the Plan ("Company Matching Contributions"). The Company retains the right to make additional non-elective Company contributions to help satisfy federal non-discrimination requirements.

         Savings Plan deferrals (including Company Matching Contributions) are allocated to accounts in the name of the participants and invested at their direction in investment funds which have been chosen by the savings plan committee under the Savings Plan.

         A participant's retirement benefit under the Savings Plan is dependent upon the participant's vested account balance at the time of distribution. The value of such account is dependent upon how well the participant invests his or her deferrals (including Company Matching Contributions) over the period of time he or she participates in the Savings Plan. Compensation deferrals are always fully vested. Company Matching Contributions are fully vested upon completion of one year of service, or attainment of age 65, death or total disability.

         Distribution of the vested balance of a participant's account is to be made in a single cash payment within one year after termination of employment, reaching age 65 or death, unless the account balance exceeds $5,000, in which case distribution is made at age 65 or earlier if the participant consents.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of three non-employee Directors. During the year ended December 31, 2001, the members of the Compensation Committee were James P. Miscoll and Robert S. Shriver. There is one vacancy on the Compensation Committee. During the last fiscal year, no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) or as a director of another entity, one of whose executive officers served as a member of the compensation committee or as a director of the Company.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is comprised entirely of non-employee Directors, who make independent decisions with respect to executive compensation. The Compensation Committee reviews the compensation of the top executive officers (including the Named Executive Officers) at such times as it deems necessary.

COMPENSATION POLICY APPLICABLE TO OFFICERS AND KEY EXECUTIVES

         The goal of the Compensation Committee is to create compensation packages for officers and key executives which will attract, retain and motivate executive personnel who are capable of achieving the Company's short-term and long-term financial and strategic goals. Compensation packages are designed to combine a mixture of short-term and long-term incentives tied to Company performance as described more particularly below. In exercising its responsibilities, the Compensation Committee seeks to encourage management to achieve the Company's short-term and long-term financial and strategic objectives, including maximizing long-term value for stockholders. Through the implementation of its compensation policies, the Compensation Committee believes it can motivate management to consider the Company's short-term and long-term objectives, such as the Company's financial performance and stock price appreciation, by rewarding the Company's key officers and executives upon achieving such objectives.

EXECUTIVE COMPENSATION POLICIES

         Executive compensation at the Company is made up of three elements: (i) base salary, (ii) bonuses (short-term and long-term incentives) and (iii) grants of equity-based compensation (e.g., stock options and restricted stock).

         BASE SALARY. The base salaries of the executive officers of the Company are determined by the Compensation Committee on the basis of each executive officer's responsibilities, with consideration given to the base salaries of executive officers of comparable companies.

         BONUSES. In addition to base salary, key officers and employees are eligible to receive bonuses under the Company's Executive Incentive Plan and Long-Term Incentive Plan. Bonuses under the Company's Executive Incentive Plan are determined by the Compensation Committee within the parameters of the Executive Incentive Plan. The Plan requires the establishment of an award fund which shall not exceed 9.55% of the Company's net profits after taxes for the year. This fund is allocated to Company officers and executives in accordance with an allocation schedule which is tied to salary grade and/or organizational level of a participant. No bonuses were granted under the Company's Executive Incentive Plan during 2001.

         The Company's Long-Term Incentive Plan provides long-term incentives to officers and employees based upon the overall performance of the Company over periods of three years as compared to other companies in the same industry. To date, no cash awards have been granted under the Long-Term Incentive Plan.

         STOCK OPTIONS AND RESTRICTED STOCK. In addition to salary and bonus, the Company has adopted the Stock Incentive Plan, which provides that the long-term compensation of officers and key employees be dependent upon the financial performance of the Company. Under the Stock Incentive Plan, officers and key employees are eligible to receive awards of stock options, stock appreciation rights and restricted stock. The number of stock options and shares of restricted stock granted to each executive officer is determined by a competitive compensation analysis and each individual's salary and responsibility. The Compensation Committee also considers the number and exercise price of options and shares of restricted stock granted to individuals in the past. All option grants have been made with an exercise price equal to the fair market value of Common Stock on the date of grant as required pursuant to the terms of the Company's Stock Incentive Plan.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         Mr. Joklik was appointed President and Chief Executive Officer of the Company on November 1, 1995. Mr. Joklik's minimum annual base salary of $150,000 was established by the Compensation Committee, and approved by the Board of Directors. Mr. Joklik agreed to an initial salary which was below market due to the financial condition of the Company. Stock option awards to Mr. Joklik were based on his level of responsibility and experience.

         Mr. Joklik became Chairman of the Board of the Company on June 30, 1998. Concurrent with his appointment as Chairman of the Board, Mr. Joklik took a leave of absence from his position as President and Chief Executive Officer of the Company in order to fulfill his responsibilities to the Salt Lake Organizing Committee for the 2002 Olympic Winter Games. The Company did not pay a salary to Mr. Joklik during his leave of absence; however, Mr. Joklik received an annual fee of $20,000, payable quarterly, for his services as Chairman of the Board. Mr. Joklik also continued to participate in the Company's Stock Incentive Plan.

         During Mr. Joklik's leave of absence, the Board of Directors of the Company appointed Donald L. Babinchak to serve as the President and Chief Executive Officer of the Company, on an interim basis until Mr. Joklik's return or until his successor had been duly appointed and qualified. The Compensation Committee established an annual compensation rate of $150,000 for Mr. Babinchak. In determining Mr. Babinchak's compensation, the Compensation Committee considered the rate at which Mr. Joklik was compensated, prior to his leave of absence, as well as Mr. Babinchak's responsibilities as President and Chief Executive Officer of the Company. The Compensation Committee also authorized the grant of additional options covering 75,000 shares of Common Stock to Mr. Babinchak under the Company's Stock Incentive Plan.

         Mr. Joklik returned from the leave of absence to his position as Chief Executive Officer during the second quarter of 1999. As Chief Executive Officer, Mr. Joklik's minimum annual base salary is $150,000, as originally established by the Board of Directors Compensation Committee and approved by the Board of Directors. Upon Mr. Joklik's return, Mr. Babinchak ceased to serve as Chief Executive Officer, but he continues to serve as President, for which the Compensation Committee established an annual compensation rate of $130,000. In November 2001, Mr. Babinchak changed from full-time to part-time employment, and his annual compensation rate was reduced to $65,000.

SUBMITTED BY THE COMPENSATION COMMITTEE

         James P. Miscoll
         Robert S. Shriver

         THE INFORMATION CONTAINED IN THIS COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION IS NOT DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO A DOCUMENT FILED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934. SUCH INFORMATION IS NOT INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding persons known by the Company to beneficially own, as defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), more than 5% of Common Stock as of April 29, 2002, based solely on information regarding such ownership available to the Company in filings by such beneficial owners with the SEC on Schedules 13D and 13G. The following table also sets forth information regarding beneficial ownership of Common Stock as of April 29, 2002 by the Directors and the Named Executive Officers and by the Directors and Executive Officers as a group.



---------------------------------------------------------------- --------------------------- ------------------------


                                                                    NUMBER OF SHARES AND            PERCENT
NAME AND ADDRESS                                                    NATURE OF BENEFICIAL               OF
OF BENEFICIAL OWNER (a)                                                OWNERSHIP (b)                 CLASS
---------------------------------------------------------------- --------------------------- ------------------------

CERTAIN BENEFICIAL OWNERS:
Leucadia National Corporation
315 Park Avenue South
New York, NY  10010......................................             27,212,735                   72.8
Group consisting of:
  Special Situations Fund III, L.P.,
  Special Situations Cayman Fund, L.P.,
  MGP Advisors Limited Partnership,
  AWM Investment Company, Inc.
  Austin W. Marxe and
  David Greenhouse
  153 East 53 Street
  New York, New York 10022...............................              3,420,300 (c)                9.1

                                       14


DIRECTORS:

H.E. Scruggs.............................................                      -                    -
T.E. Mara................................................                      -                    -
J.P. Miscoll.............................................                 82,100 (d)                *
R.S. Shriver.............................................                 60,000 (e)                *
I.M. Cumming.............................................                  - (f)                    -
J.S. Steinberg...........................................                  - (f)                    -
G.F. Joklik..............................................              1,000,000 (g)                2.7

NONDIRECTOR NAMED EXECUTIVE OFFICERS:

D.L. Babinchak...........................................                260,000 (h)                *
T.G. White...............................................                131,575 (i)                *

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP
(11 PERSONS).............................................              1,880,675 (j)                5.0




--------------------------
*    Less than 1%

(a) Unless otherwise indicated, the business address of each person listed is c/o MK Gold Company, 60 East South Temple, Suite 2100, Salt Lake City, UT 84111.

(b) For purposes of this table, shares are considered to be beneficially owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities. Shares are also considered beneficially owned if a person has the right to acquire the beneficial ownership of the shares within 60 days of April 29, 2002. Unless otherwise indicated in these footnotes, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

(c) According to a Statement on Schedule 13G dated February 12, 2002, 3,420,300 shares are beneficially owned by Austin W. Marxe and David Greenhouse, of which 2,570,000 shares are owned by Special Situations Fund III, L.P. and 850,300 shares are owned by Special Situations Cayman Fund, L.P.

(d) Consists of (i) 30,000 shares that may be acquired upon the exercise of currently exercisable stock options and (ii) 52,100 shares beneficially owned by the J. P. Miscoll and I. Miscoll Trust, dated November 11, 1991, of which Mr. Miscoll's spouse is trustee.

(e) Includes 15,000 shares that may be acquired upon the exercise of currently exercisable stock options.

(f) Although neither Mr. Cumming nor Mr. Steinberg directly owns any shares of the Company, by virtue of their respective approximately 18.0% and 16.8% interests in Leucadia, each may be deemed to be the beneficial owner of a proportionate number of the shares of the Company beneficially owned by Leucadia. Mr. Cumming and Mr. Steinberg have an oral agreement pursuant to which they will consult with each other as to the election of a mutually acceptable Board of Directors of Leucadia.

(g) Includes 900,000 shares that may be acquired upon the exercise of currently exercisable stock options.

(h) Includes 250,000 shares that may be acquired upon the exercise of currently exercisable stock options.

(i) Includes 125,000 shares that may be acquired upon the exercise of currently exercisable stock options.

(j) Includes 1,620,000 shares that may be acquired upon the exercise of currently exercisable stock options.

                            COMPANY PERFORMANCE GRAPH

         Rules adopted by the Securities and Exchange Commission require that the Company include in this proxy statement a line-graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with the Nasdaq Stock Index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The Company has chosen a group of seven mining and development companies as a peer group for purposes of this performance comparison. A list of these companies follows the graph set forth below.

                          TOTAL SHAREHOLDER RETURNS

                       [PERFORMANCE GRAPH APPEARS HERE]


                                   MK Gold          Nasdaq         Peer
Measurement Period                 Company          Index          Group
------------------                 -------          ------         -----

Base Period - 12/31/96             100.00           100.00         100.00
Fiscal Year Ended 12/31/97         100.00           122.48          54.17
Fiscal Year Ended 12/31/98          37.50           172.68          34.06
Fiscal Year Ended 12/31/99          62.53           320.89          23.83
Fiscal Year Ended 12/31/00          64.60           193.01          17.29
Fiscal Year Ended 12/31/01          35.33           153.15          30.48


         The peer group includes: Agnico Eagle Mines Ltd.; Amax Gold Inc., Battle Mountain Gold Company; Bema Gold Corp., Cambior Inc., Glamis Gold Ltd.; and Greenstone Resources Ltd. Data for Amax Gold Inc., which was acquired by another company in June 1998, is only included through December 31, 1997. Data for Battle Mountain Gold Company, which was acquired by another company in January 2001, is only included through December 31, 2000. Data for Greenstone Resources Ltd., which ceased to be a reporting company in September 2000, is only included through December 31, 1999.

         THE INFORMATION CONTAINED IN THIS SECTION IS NOT DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO A DOCUMENT FILED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934. SUCH INFORMATION IS NOT INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's Executive Officers and Directors, and persons who beneficially own more than 10% of the outstanding shares of Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and furnish the Company with copies. Based solely upon a review of the copies of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that for the year ended December 31, 2001 all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis, except that a Form 3 was filed late by Mr. Scruggs to report that he did not beneficially own any securities of the Company when he was elected to the Board of Directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Four of the Directors of the Company are affiliated with Leucadia, which owns 72.8% of the outstanding shares of Common Stock: Mr. Cumming is Chairman of the Board and a principal shareholder of Leucadia; Mr. Steinberg is a Director, President and a principal shareholder of Leucadia; Mr. Mara is Executive Vice President and Treasurer of Leucadia; and Mr. Scruggs is President, Chief Executive Officer and a Director of Empire Insurance
Company, a subsidiary of Leucadia, and Chairman of the Board of Directors and Chief Executive Officer of American Investment Bank, a subsidiary of Leucadia.

         In March 1998, the Company entered into a $20 million credit agreement (the "Credit Facility") with Leucadia. The Credit Facility may be terminated on December 15 of any year, provided Leucadia notifies the Company of such termination prior to September 15 of such year. The Credit Facility will expire on January 2, 2003, unless terminated earlier. The Credit Facility was amended, effective March 1, 2000, to increase the credit limit to $30 million, and, effective July 1, 2001, to increase the credit limit to $35 million. At December 31, 2001, the Company had outstanding borrowings under the Credit Facility of $29 million. Loans outstanding under the Credit Facility bear interest equal to the prime rate, payable quarterly. At December 31, 2001, the published prime rate was 4.75%. In addition, the Company is required to pay a commitment fee to Leucadia equal to 0.375% per annum of the available balance under the Credit Facility, payable quarterly. Total interest and commitment fees paid by the Company to Leucadia during 2001 pursuant to the Credit Facility were $1,859,000.

                             AUDIT COMMITTEE REPORT

         The members of the Audit Committee are James P. Miscoll (Chairman), Ian
M. Cumming and Robert S. Shriver, each of whom is independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards, except for Mr. Cumming. The Board of Directors has adopted a written charter for the Audit Committee, which was attached as Annex A to the proxy statement relating to the Company's 2001 Annual Meeting of Stockholders.

REVIEW WITH MANAGEMENT

         The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2001 with management.

REVIEW AND DISCUSSION WITH INDEPENDENT ACCOUNTANTS

         The Audit Committee has also discussed with PricewaterhouseCoopers LLP, the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) regarding the auditor's judgments about the quality of the

Company's accounting principles as applied in its financial reporting. The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PricewaterhouseCoopers LLP the matter of its independence.

CONCLUSION

         Based on the review and discussions described in the preceding paragraphs, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year ended December 31, 2001 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE

         James P. Miscoll, Chairman
         Ian M. Cumming
         Robert S. Shriver

         THE INFORMATION CONTAINED IN THIS AUDIT COMMITTEE REPORT IS NOT DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO A DOCUMENT FILED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934. SUCH INFORMATION IS NOT INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected PricewaterhouseCoopers LLP as independent accountants to audit the consolidated financial statements of the Company and its subsidiaries for the year ending December 31, 2002. PricewaterhouseCoopers LLP currently serves as the Company's independent accountants. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2002.

                    CHANGE IN ACCOUNTANTS AND ACCOUNTING FEES

         Effective as of September 28, 2000, the Company dismissed Deloitte & Touche LLP, and engaged PricewaterhouseCoopers LLP, as its independent accountants. Neither Deloitte & Touche LLP's report on the Company's financial statements for the year ended December 31, 1998, nor its report for the year ended December 31, 1999, contained an adverse opinion or a disclaimer of opinion, and neither report was qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company. During the years ended December 31, 1998 and December 31, 1999 and the subsequent interim periods preceding the Company's dismissal of Deloitte & Touche LLP, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report. The Company requested that Deloitte & Touche LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agreed with the foregoing statements. A copy of this letter was filed with the Company's Current Report on Form 8-K on October 4, 2000, as Exhibit 99.

         AUDIT FEES. The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for such year were $104,000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. PricewaterhouseCoopers LLP did not render professional services to the Company relating to financial information systems design and implementation during the fiscal year ended December 31, 2001.

         ALL OTHER FEES. The aggregate fees billed for services rendered by PricewaterhouseCoopers LLP for services rendered, other than audit services and financial information systems design and implementation services, for the fiscal year ended December 31, 2001 were $116,000.

         The Audit Committee has considered whether the provision of the other services described in the preceding paragraphs is compatible with maintaining PricewaterhouseCoopers LLP's independence.

                 PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION

         Effective as of April 19, 2002, the Board of Directors unanimously adopted a resolution to amend the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 80 million to 380 million and that such proposal be submitted to the stockholders of the Company.

         As of April 29, 2002, the Company had outstanding 37,395,649 shares of Common Stock. In addition, an aggregate of 2,487,034 shares of Common Stock were reserved for issuance upon the exercise of stock options. Accordingly, there are 40,117,317 shares of Common Stock currently available for issuance.

         The Company is seeking to increase the number of authorized shares because it is considering making a rights offering to raise needed capital to fund the permitting and initial development of its Las Cruces copper mining project. In such a rights offering, the Company's stockholders would receive the right to purchase additional shares of Common Stock on a pro rata basis. The Company believes that a rights offering is an excellent way to raise equity capital because it provides stockholders with the opportunity to avoid dilution by participating in the issuance of shares of Common Stock on a pro rata basis.

         Based on the recent market price of the Common Stock, to raise the necessary amount of capital in a rights offering, the Company could issue in excess of 250 million additional shares. Although the Company believes that a rights offering is a viable option, there can be no assurance that the Company will actually commence a rights offering or that if commenced, such a rights offering will be successful. If the Company commences a rights offering, it does not expect to do so before the fourth quarter of 2002. If the Company does not commence a rights offering, it will not file the amendment to the Certificate of Incorporation with the Delaware Secretary of State and will not effectuate the amendment.

         The shares authorized pursuant to the proposed amendment would be identical to the shares of Common Stock currently authorized. Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company. The authorization of additional shares of Common Stock pursuant to the proposed amendment will not, by itself, have any effect on the rights of existing stockholders. The issuance of such shares, however, could dilute the rights of existing stockholders who do not exercise their pro rata share in any rights offering.

         The proposed amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report is being mailed to stockholders together with these proxy materials.

                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         Any proposal submitted by a stockholder for action at the Company's 2003 Annual Meeting of Stockholders must be submitted in a letter to the Secretary of the Company and received by the Company by January 2, 2003 in order for such proposal to be included in the Company's proxy statement and form of proxy relating to such meeting. The proposal must be in the form required by and subject to the other requirements of applicable rules of the Securities and Exchange Commission. With respect to proposals submitted by a stockholder other than for inclusion in the Company's proxy statement and form of proxy for the 2003 Annual Meeting, notice of any such proposal must be received by the Company no later than March 18, 2003 to be timely. Any proxies solicited by the Board of Directors for the 2003 Annual Meeting may confer discretionary authority to vote on any proposals notice of which is not timely received.

         The Executive Committee will consider nominees for the Board of Directors recommended by stockholders for the 2003 Annual Meeting if the following information concerning each nominee is disclosed in writing: name, age, business address, residence address, principal occupation or employment, class and number of shares of Common Stock which are beneficially owned by each nominee and other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act. The stockholder making the nomination must also disclose his name, address and the number of shares beneficially owned. All such recommendations must be submitted to the Company in a letter to the Secretary of the Company not less than 60 days prior to the 2003 Annual Meeting; provided, however, that in the event public announcement of the date of the annual meeting is not made at least 75 days prior to the date of the annual meeting, such recommendation by the stockholder must be received not later than 10 days following the day on which public announcement is first made of the date of the 2003 Annual Meeting.

Dated:  May 2, 2002               BY ORDER OF THE BOARD OF DIRECTORS
                                           JOHN C. FARMER
                                           CHIEF FINANCIAL OFFICER AND SECRETARY

                                 [FORM OF PROXY]

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           MAY 23, 2002 AT 11:30 A.M.

                                 MK GOLD COMPANY

         The undersigned stockholder of MK Gold Company hereby appoints Donald
L. Babinchak and John C. Farmer and each of them, as attorneys and proxies, each with the power to act without the other and with power of substitution and revocation, and hereby authorizes them to represent the undersigned and vote, as designated on the other side, all shares of stock of MK Gold Company standing in the name of the undersigned with all powers that the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held May 23, 2002 or any adjournments or postponements thereof.

         RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH IS HEREBY ACKNOWLEDGED.

        (CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE




                                ANNUAL MEETING OF
                                  STOCKHOLDERS
                                 MK GOLD COMPANY

                                  MAY 23, 2002
                                   11:30 a.m.
                                THE WYNDHAM HOTEL
                               215 W. SOUTH TEMPLE
                              SALT LAKE CITY, UTAH


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE                                           Please mark
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S).                                        your votes as
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR                                            indicated in
PROPOSALS 1, 2 AND 3.                                                                            this example X
                                                                                                            -----


1.  ELECTION OF DIRECTORS                        (THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW)

FOR all  nominees  listed  to  WITHHOLD          NOMINEES:  Thomas E. Mara and James P. Miscoll
the right  (except  as marked  AUTHORITY
to the contrary herein)        To vote  for all  (INSTRUCTION:  To withhold  authority to vote for any individual  nominee, nominees  listed  write that nominee's name in the space provided below.)
                               to the right

             ---                     ---
                                                 ---------------------------------------------------------------------------
2.  RATIFICATION OF SELECTION                    (THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE  RATIFICATION  OF THE
OF PRICEWATERHOUSECOOPERS LLP AS                 SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS)
INDEPENDENT ACCOUNTANTS

      FOR            AGAINST        ABSTAIN

      ---              ---            ---
3.  PROPOSAL TO AMEND CERTIFICATE OF             (THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE PROPOSAL TO AMEND THE
INCORPORATION                                    CERTIFICATE OF INCORPORATION)

      FOR          AGAINST         ABSTAIN

      ---            ---             ---
4.  In their discretion the Proxies are          The signature should agree with the name on your stock certificate.  When
authorized to vote upon such other               shares are held by joint tenants, both should sign.  When signing as
business as may properly come                    attorney, executor, administrator, trustee, or guardian, please give full
before the meeting or any adjournment thereof.   title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

                                                 Dated:______________________________________________________________, 2002

                                                 -------------------------------------------------------------------------
                                                                                (Signature)
                                                 --------------------------------------------------------------------------
                                                                        (Signature if held jointly)


  PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE


--------------------------------------------------------------------------------------

                              FOLD AND DETACH HERE



                                ADMISSION TICKET

                                ANNUAL MEETING OF
                                  STOCKHOLDERS
                                 MK GOLD COMPANY

                                  MAY 23, 2002
                                   11:30 a.m.
                                THE WYNDHAM HOTEL
                               215 W. SOUTH TEMPLE
                              SALT LAKE CITY, UTAH